UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 17, 2008
MGIC Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)
Wisconsin

(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475

(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI	53202

(Address of Principal Executive Offices)	(Zip Code)
(414) 347-6480

(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 17, 2008, the Company posted on its website a Portfolio Supplement providing certain information as of June 30, 2008. You can find the Portfolio Supplement by going to http://mtg.mgic.com, then clicking on “Investor Information”, then clicking on “Presentations/Webcasts”. The portion of the Portfolio Supplement that includes information regarding the Company’s results of operations as of June 30, 2008 is being furnished as Exhibit 99.
Item 9.01. Financial Statements and Exhibits
         (d) Exhibits
Pursuant to General Instruction B.2 to Form 8-K, the portion of the Portfolio Supplement that includes information regarding the Company’s results of operations as of June 30, 2008 is furnished as Exhibit 99 and is not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: July 22 2008	By:	/s/ Joseph J. Komanecki
Joseph J. Komanecki
Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99	The portion of the Portfolio Supplement that includes information regarding the Company’s results of operations as of June 30, 2008. (Pursuant to General Instruction B.2 to Form 8-K, this portion of the Portfolio Supplement is furnished and is not filed.)